Exhibit 21

SINCLAIR BROADCAST GROUP, INC.
List of Subsidiaries as of February 27, 2004

Acrodyne Communications, Inc. (Delaware Corporation) 82.4%

Acrodyne Industries, Inc. (Pennsylvania Corporation)

Allegiance Capital L.P. (Maryland Limited Partnership) 97%

KDSM, LLC  (Maryland LLC)

KDSM Licensee, LLC  (Maryland LLC)

Sinclair Acquisition XI, Inc. (no subsidiaries) (Maryland Corporation)

Sinclair Acquisition XII, Inc. (no subsidiaries) (Delaware Corporation)

Sinclair Acquisition XIII, Inc. (no subsidiaries) (Maryland Corporation)

Sinclair Acquisition XIV, Inc. (no subsidiaries) (Maryland Corporation)

Sinclair Acquisition XV, Inc. (no subsidiaries) (Maryland Corporation)

Sinclair Ventures, Inc. (Maryland Corporation)

G1440 Holdings, Inc. (Maryland Corporation) 89.6%

Builder 1440, Inc. (Maryland Corporation)

G1440, Inc. (Maryland Corporation)

I1440, LLC (Maryland LLC)

Sinclair Television Group, Inc.  (Maryland Corporation)

Sinclair Television Company II, Inc. (Delaware Corporation)

Sinclair Programming Company, LLC (Maryland, LLC)

Sinclair Communications, LLC (Maryland LLC)

WLFL, Inc.  (Maryland Corporation)

WLFL Licensee, LLC   (Maryland LLC)

WRDC, LLC (Nevada LLC)

Highwoods Joint Venture (North Carolina Partnership) 60%

Sinclair Media I, Inc.  (Maryland Corporation)

WPGH Licensee, LLC (Maryland LLC)

KDNL Licensee, LLC  (Maryland LLC)

WCWB Licensee, LLC (Maryland LLC)

Sinclair Media III, Inc.  (Maryland Corporation)

WSTR Licensee, Inc.  (Maryland Corporation)

Sinclair Radio of Kansas City Licensee, LLC  (Maryland LLC)

WCHS Licensee, LLC  (Maryland LLC)

KSMO, Inc.  (Maryland Corporation)

KSMO Licensee, Inc.  (Delaware Corporation)

WYZZ, Inc.  (Maryland Corporation)

WYZZ Licensee, Inc.  (Delaware Corporation)

WSMH, Inc.  (Maryland Corporation)

WSMH Licensee, LLC  (Maryland LLC)

WTVZ, Inc. (Maryland Corporation)

WTVZ Licensee, LLC  (Maryland LLC)

KLGT, Inc.  (Minnesota Corporation)

KLGT Licensee, LLC (Maryland LLC)

Sinclair Finance Holdings, LLC (Minnesota LLC)

Sinclair Finance, LLC (Minnesota LLC)

WGME, Inc.  (Maryland Corporation)

WGME Licensee, LLC (Maryland LLC)

Sinclair Acquisition IV, Inc.  (Maryland Corporation)

KGAN Licensee, LLC (Maryland LLC)

WICD Licensee, LLC  (Maryland LLC)

WICS Licensee, LLC  (Maryland LLC)

WTTO, Inc.  (Maryland Corporation)

WTTO Licensee, LLC (Maryland LLC)

WCGV, Inc. (Maryland Corporation)

WCGV Licensee, LLC (Maryland LLC)

Sinclair Media II, Inc.  (Maryland Corporation)

SCI-Indiana Licensee, LLC   (Maryland LLC)

KUPN Licensee, LLC   (Maryland LLC)

WEAR Licensee, LLC   (Maryland LLC)

WSYX Licensee, Inc.  (Maryland Corporation)

Chesapeake Television, Inc.  (Maryland Corporation)

Chesapeake Television Licensee, LLC (Maryland LLC)

SCI-Sacramento Licensee, LLC  (Maryland LLC)

KABB Licensee, LLC  (Maryland LLC)

WLOS Licensee, LLC  (Maryland LLC)

Sacramento Tower Joint Venture (California Partnership) 50%

Sinclair Radio of St. Louis, Inc.  (Maryland Corporation)

Sinclair Radio of St. Louis Licensee, LLC  (Maryland LLC)

WGGB, Inc.  (Maryland Corporation)

WGGB Licensee, LLC (Maryland LLC)

KOCB, Inc.  (Oklahoma Corporation)

KOCB Licensee, LLC (Maryland LLC)

Tuscaloosa Broadcasting, Inc.  (Maryland Corporation)

Sinclair Radio of Memphis Licensee, Inc.  (Delaware Corporation)

WTWC, Inc.  (Maryland Corporation)

WTWC Licensee, LLC  (Maryland LLC)

Sinclair Holdings I, Inc.  (Virginia Corporation)

Sinclair Holdings II, Inc.  (Virginia Corporation)

Sinclair Holdings III, Inc. (Virginia Corporation)

Sinclair Properties, LLC (Virginia LLC)

KBSI Licensee L.P.  (Virginia Limited Partnership)

KETK Licensee L.P.  (Virginia Limited Partnership)

WMMP Licensee L.P.  (Virginia Limited Partnership)

WSYT Licensee L.P. (Virginia Limited Partnership)

Sinclair Properties II, LLC (Virginia LLC)

WKEF Licensee, L.P.  (Virginia Limited Partnership)

WEMT Licensee, L.P.  (Virginia Limited Partnership)

New York Television, Inc.  (Maryland Corporation)

Montecito Broadcasting Corporation  (Delaware Corporation)

Channel 33, Inc. (Nevada Corporation)

WNYO, Inc.  (Delaware Corporation)

Sinclair News Central, LLC (Maryland LLC)

Sinclair Communications II, INC.  (Delaware Corporation)

Sinclair Television Company, Inc.  (Delaware Corporation)

WMSN Licensee, LLC (Nevada LLC)

WUHF Licensee, LLC (Nevada LLC)

Sinclair Television of Nevada, Inc.  ( Nevada Corporation)

Sinclair Television License Holder, Inc.  (Nevada Corporation)

Sinclair Television of Dayton, Inc.  (Delaware Corporation)

WRGT Licensee, LLC (Nevada LLC)

Sinclair Television of Charleston, Inc.  (Delaware Corporation)

WRLH Licensee, LLC (Nevada LLC)

WTAT Licensee, LLC (Nevada LLC)

Sinclair Television of Nashville, Inc.  (Tennessee Corporation)

WZTV Licensee, LLC (Nevada LLC)

WVAH Licensee, LLC (Nevada LLC)

Sinclair Television of Tennessee, Inc. (Delaware Corporation)

WUXP Licensee, LLC (Maryland LLC)

Sinclair Television of Buffalo, Inc.  (Delaware Corporation)

WUPN Licensee, LLC (Maryland LLC)

WUTV Licensee, LLC (Nevada LLC)

WXLV Licensee, LLC (Nevada LLC)

WDKY, Inc.  (Delaware Corporation)

WDKY Licensee, LLC (Maryland LLC)

KOKH LLC, (Nevada LLC)

KOKH Licensee, LLC (Maryland LLC)

Sinclair Acquisition VII, Inc. (Maryland Corporation)

WVTV Licensee, Inc. (Maryland Corporation)

Sinclair Acquisition VIII, Inc. (Maryland Corporation)

Raleigh (WRDC-TV) Licensee, Inc. (Maryland Corporation)

Sinclair Acquisition IX, Inc. (Maryland Corporation)

Birmingham (WABM-TV) Licensee, Inc. (Maryland Corporation)

Sinclair Acquisition X, Inc. (Maryland Corporation)

San Antonio (KRRT-TV) Licensee, Inc. (Maryland Corporation)